Exhibit 99.1

 UBS 2015 SMID Cap One-on-One Conference  Mark Frost, Executive Vice President & CFOAugust 5, 2015

 Forward-Looking Statements  Notice Regarding Forward Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2014; its Annual Report on Form 10-K/A for the fiscal year ended May 31, 2014; its quarterly reports on form 10-Q for the fiscal quarters ended August 31, 2014, and November 30, 2014; and the current report on Form 8-K, filed with the SEC on March 2, 2015. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, NanoKnife has been cleared by the FDA for use in the surgical ablation of soft tissue. NanoKnife has not been cleared for the treatment or therapy of a specific disease or condition. This document may discuss the use of NanoKnife for specific clinical indications for which it is not cleared in the United States at this time.EmboMedics microsphere products have not been reviewed by the U.S. Food and Drug Administration or any other international regulatory body at this time; as such they are currently not available for sale by AngioDynamics.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported non-GAAP sales growth, non-GAAP gross margin, non-GAAP operating income, adjusted EBITDA (income before interest, taxes, depreciation and amortization), non-GAAP net income and non-GAAP earnings per share. Additionally, this press release evaluates results on a constant currency basis. As a non-GAAP measure, constant currency excludes the impact of foreign currency exchange rate fluctuations. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.  *

Performance Update

Q4 FY15 Results

	Q4 FY15 Reported	Q4 FY15[b]
Sales	$90.9M	$92.2M
Adjusted EPS[(a)]	$0.14	$0.15

Recent Events

- Next generation AngioVac launched
- 510(k) clearance of a BioFlo Midline catheters
- Dr. Robert Martin, Director of Surgical Oncology, published NanoKnife abstract in the Annals of Surgery
- 510(k) clearance of NanoKnife System generator and FDA issued Certificates to Foreign Governments (CFGs)
- BioFlo DuraMax chronic hemodialysis catheter CE Mark
- First patient treated in CROES NanoKnife prostate cancer trial
- UCLA has initiated RAPID, a multicenter, prospective registry of real world AngioVac use.
- Awarded two contracts by Novation in the quarter, for BioFlo PICCs & Ports
- EmboMedics Agreement
- Celerity "no chest x-ray" claim received

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a) Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets.

b) On a constant currency basis.

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Profile of AngioDynamics

Global, leading provider of innovative, image guided, minimally invasive solutions.

- Three Franchises – Peripheral Vascular, Vascular Access and Oncology/Surgery
- Founded 1988 | IPO May 2004—ANGO (NASDAQ)
- Worldwide presence with 1,300 employees and 7 operating locations, as well as a 210+ global sales team in U.S., Australia, Canada, France, Germany, Netherlands and UK



- Present in 50+ markets through 110+ distributors

Innovative Technology
Develop innovative technology that improves patient outcomes while reducing overall healthcare costs

Above Market Growth
Focusing investments in categories and geographic markets that offer sustainable, profitable growth

Operational Excellence
Enhancing profitability by driving operation excellence across the entire organization



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 Leadership  Joseph M. DeVivoPresident & CEO  Mark FrostEVP & CFO  John SotoEVP & CCO  Stephen TrowbridgeSVP & General Counsel  Barbara KucharczykSVP, Operations  Mark StephensSVP, Administration  Gary BarrettSVP, RA/QA  *  Benjamin DavisSVP, Business Development

AngioDynamics in FY14

FY14

4% Sales Growth; 51% GM

Sales by Franchise

•Peripheral Vascular: $193M

•Vascular Access: $106M

•Oncology/Surgery: $49M

Total: $348M*



High
Std
Gross
Margin
Low
Sales Growth
Resection
RFA
NanoKnife
AngioVac
Harvest
Invest
Venous
Microwave
Dialysis
Ports
Core PV
Other
Access
Fluid
Mgmt
PICCs
Fix/Divest
Scale
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
75%
100%

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*Excludes BSC supply agreement. With supply agreement FY14 net sales were $354.5M.

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 Growth Driver Performance  Our strategy is working  *  65%  FY15 over FY14  BioFlo GROWTH  21%  FY15 over FY14  MicrowaveAblation GROWTH  23%  FY15 over FY14  AngioVac GROWTH  •  •  •  25%   FY15 over FY14  NanoKnife GROWTH

 Implement near term product family consolidation / elimination opportunitiesTarget Indirect procurement supplier consolidation and processesCompress Queensbury shift structure through deployment of Operational Excellence and CapexRe-align manufacturing organizational leadership  Site consolidation:Queensbury repurposed as Distribution Center for NY regionProducts moved from Queensbury to Glens Falls Manchester as center of excellence for Hardware, Disposables and PortsComprehensive product family consolidationDirect procurement consolidation  Phase 3 - PLANNING  Global distribution strategyAssess Global manufacturing global footprint:Selective off shoring – e.g. Costa Rica, Malaysia, Singapore  Phase 2 – EXECUTING  Phase 1 - COMPLETE  OpEx Net Savings Per Year  $ in millions            INPROCESS  INPROCESS  INPROCESS  INPROCESS  INPROCESS  INPROCESS  INPROCESS  Operational Improvements Plan and Impact  *

AngioDynamics in FY20

FY20
9% 5YR Sales CAGR; 59% GM

Sales by Franchise
- Peripheral Vascular: ~$300M
- Vascular Access: ~$200M
- Oncology/Surgery: ~$100M

Total: ~$553M



Resection
High
Std
Gross
Margin
AngioVac
NanoKnife
Venous
RFA
Microwave
Embolics
Harvest
Dialysis
Ports
Invest
Other Access
Core PV
Sales Growth
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
PICCs
Fix/Divest
Scale
Low
Fluid
Mgmt

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 Strong Product Development Pipeline*  PV  VA  O/S  Celerity X-Ray  FY15  BioFlo New Product Launch  FY16  Celerity Navigation  FY16  BioFlo Port Line Extension  FY16  BioFlo PICC Line Extension  FY16  Next Generation Radio Frequency Ablation System  FY17  Next Generation Microwave Ablation  FY16  Next Generation NanoKnife System  FY18  AngioVac Enhancements   FY15  PV Line Extension  FY16  Drainage Line Extension  FY16  Fluid Management Line Extension  FY16  Pain-Free Laser Procedure  FY17  AngioVac Line Extension  FY16  Next Generation Laser  FY17  Automated Fluid Management  FY17  New Thrombus Management Product  FY17  *Timelines are estimated and subject to change.  *  Next Generation BioFlo Port  FY18  Next Generation BioFlo PICC  FY18

 Clinical Studies*  PV  O/S  SeCure IDE for Expanded EVLT Indication   FY18  Pancreas NanoKnife Pre-Clinical  FY16  Next Generation Microwave Ablation Pre-Clinical   FY15  CROES II NanoKnife Prostate Study   FY17  Prostate NanoKnife IDE  FY18  O/SLEIDEN – NanoKnife Pancreas CROES Registry NEAT – NanoKnife Prostate CROES II – NanoKnife Prostate AHPBA Registry  Investigator Initiated Trials  PVEVLT RegistryAngioVac Registry VABioFlo Dialysis BioFlo PICCsBioFlo Ports  *Timelines are estimated and subject to change.  *

 Peripheral Vascular Franchise   *  FY15  Fluid Mgmt.  Venous  $80  $52  $ in millions  $1.6B Market  12% Share  Thrombus Mgmt.  $15  Other Core Products  $45  Total PV  $193  YoYGrowth  1%  -4%  5%  0%  0%  FY14Growth  -4%  18%  109%  7%  7%

 Source:Heit JA, et al. Blood. 2005;106:267A.Murphy SL, et al. Deaths: Preliminary Data for 2010. National Vital Statistics Reports; 2012   Thrombus Management Market Summary  Additional:Annual Incidence   Catheter/Lead RA200,000  RA Mass47,000  IVCF Thrombosis14,000  TV Endocarditis2,500  Surgical Embolectomy  Mechanical / PharmacoMechanical   Oral Anticoagulation  Systemic and Catheter Directed Thrombolysis   CurrentTreatmentOptions  Venous Thromboembolism (VTE) Incidence Overall ̴̴1 Million VTE Events per Year in U.S.Overall 300,000 VTE Deaths per Year in U.S. – #3 cause  *

 Solution: AngioVac  FDA cleared & CE Mark approved  Attractive pricing & higher margins   Scalable platform for next generation devices  Newly expanded U.S. indication  *

 Solution: AngioVac  FDA cleared & CE Mark approved  Attractive pricing & higher margins   Scalable platform for next generation devices  Newly expanded U.S. indication  *

 Vascular Access Franchise  *  FY15  PICCs  Ports  $48  $35  $ in millions  Dialysis  $20  Total VA  $108  $1.0B Market  11% Share  YoY Growth  -6%  7%  8%  1%  FY14Growth  0%  3%  -2%  0%

BioFlo Technology

The BioFlo family of products, including PICCs, ports and dialysis catheters, are the only vascular access products manufactured with Endexo Technology, a permanent and non-eluting integral polymer.



BioFlo DuraMax
at 10X magnification
Catheter has minimal visible thrombus, fibrin sheath, or clot.



Conventional Non-Coated Catheter
at 10x Magnification
Catheter with thrombus accumulation



Heparin Coated Catheter
at 10x Magnification
Catheter with thrombus accumulation

Less Thrombus Accumulation

	BioFlo PICCs	BioFlo Ports	BioFlo Dialysis
Vs. common PICC	87%[1]	–	–
Vs. non-coated conventional port catheters	–	96%[2]	–
Vs. non-coated conventional dialysis catheters	–	–	90%[3]
Vs. heparin-coated dialysis catheters	–	–	83%[4]

1. Based on benchtop test results which may not be indicative of clinical results. Data on file. 2. Based on benchtop testing performed up to two hours using bovine blood, which may not be indicative of clinical results. Data on file. 3. The reduction in thrombus accumulation (based on platelet count) is supported by acute in-vitro testing. Pre-clinical in-vitro evaluations do not necessarily predict clinical performance with respect to thrombus formation. 4. Based on benchtop testing performed up to two hours using bovine blood which may not be indicative of clinical results. Data on file.

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 Reducing Healthcare Costs  Facility 1 1,251 BioFlo PICCs placed85% reduction in symptomatic UEDVT 7 UEDVTs reported from 1251 PICCsUEDVT rate of .45% versus prior 3.1% Facility 2272 BioFlo PICCs placed42% reduction in Occlusions19.7% reduction in baseline occlusion rate Facility 3776 BioFlo PICCs placed65% reduction in tPA use47% reduction in occlusionsFacility 41,212 BioFlo PICCs placed65% reduction in declots36% reduction in DVTs  Clinical Results*  *Clinical results were publicly reported by independent facilities based upon their individual clinical experience. These results do not reflect data gathered by AngioDynamics pursuant to a clinical trial. Individual results may vary from those set forth above.   Facility 5533 BioFlo PICCs placed66% reduction on occlusions75% reduction in tPA25% reduction in DVTs   *

 Celerity Tip Location  Tip location, coupled with our innovative BioFlo Technology, will improve our competitive position in the PICC market.  Ease of use  Use with existing ultrasound  Three lead EKG-based platformPredictable and reliable confirmation  50% less cost vs. competitors  Clinical efficacy  Cost effective         Fall 2013 – Canadian Launch March 6, 2014 – Acquired regulatory control over Celerity platform and rights to next generation technology Mid-summer 2014 – U.S. Clearance Fall 2014 – File for no x-ray Winter 2014/15 – No x-ray clearance Winter Q3 - Navigation    *  

 Leveraging BioFlo to Win Contracted Business  The Market  ̴30% of ANGO Sales are Contracted  AngioDynamics  2 0 1 2  2 0 1 3  2 0 1 4  2 0 1 5  Novation Awards ANGO New Technology Award for BioFlo PICCs8/1/2014   Premier Awards ANGO PICC Contract 7/1/2013  HealthTrust Awards ANGO PICC Contract 1/1/20158/1/2014   FDA Approves BioFlo PICCs8/1/2012  4,872Hospitals Purchasing PICCs under a GPO Agreement  90%   5,686Registered Acute Care Hospitals  5,441Acute Care Hospitals Purchasing PICCs  GPO Contract History  3,688  # of Hospitals that ANGO could officially sell PICCs through a GPO Contract   0

 Oncology/Surgery Franchise  *  FY15  Thermal Ablation  NanoKnife  $29  $17  $ in millions  Resection/Other  $6  Total O/S  $52  $225M Market  22% Share  YoY Growth  -3%  25%  4%  6%  FY14Growth  10%  7%  -18%  5%

 Expanding Leadership in Tissue Ablation  THERMAL  NON-THERMAL  AngioDynamics offers a full complement of tissue ablation products that provide clinicians maximum choice in treating patients.  *

Re-Entering the Embolization Market

On April 9, 2015, AngioDynamics entered an agreement with EmboMedics Inc., which develops injectable & resorbable microspheres and expects to file for U.S. FDA 510(k) clearance for the embolization of hypervascular tumors by January 2016.



$150M
Worldwide
Addressable Market

Terms

- Initial $2M equity investment
- May make $9M additional investments based on milestones

Investment Strategy

- ✔ Novel Technology
- ✔ Highly margin accretive
- ✔ Worldwide rights for direct and distributor sales
- ✔ Pathway to own technology

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International Growth Strategy

International Quarterly Growth Rates



FY15
9%
Growth[a]
25%
20%
15%
10%
5%
0%
-5%
-10%
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15[a]
Q4 FY15[a]

Market Led, Efficient & Aligned

- Region-based business model improves competitiveness
- Increased direct market expansion
- New product introductions and full registration of product portfolio
- Delivering operating margin improvement
- Align talent and organization to ensure consistent execution of Company's strategy



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a) *On a constant currency basis.*

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Fiscal Fourth Quarter and Full Year Results  There is no difference in the number of sales days between the fiscal 2015 and fiscal 2014 periods.Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets.Excludes impact of our supply agreement.Constant-currency basis.  Sales  $ in millions, except per share amounts  Q4 2015 (a)  YOY Growth  WW  WW(c)(d)  PV  VA  O/S  U.S.(c)  Int’l  $90.9  $91.2  $49.8  $27.1  $13.0  $72.0  $17.9  -3%  -2%  -2%  -4%  -5%  -2%  -6%  Adjusted EBITDA  Adjusted EPS  $13.4  $0.14  -14%  -22%  Q4 2015 (b)  YOY Growth  FY15 Growth  1%  2%  0%  1%  6%  0%  5%  4%  3%  FY15 Growth  Int’l(d)  $19.2  0%  9%  Adjusted EPS(d)  $0.15  -17%  10%  Fiscal Guidance*  $ in millions, except per share amounts  Q1  Full-Year  Sales(d)  Adjusted EPS(b)  $83-$87  $0.10-$0.12  $364-$370  $0.62-$0.66  *Guidance is as of July 2015. No updates have been providedsince this date.

 AngioDynamics Transformation  FY11  FY12  FY13  FY14  Net Sales  $216M  $222M  $342M  $354M  Pro Forma  0%  3%  -1%a  4%  Exc. BSC/FX  –   5%  On a pro forma basis prior year sales for AngioDynamics and Navilyst Medical were $344.6 million.  Investor Profile  –   –   Major acquisitions – Navilyst (2012), Vortex Medical (2012), Microsulis (2013)Disruptive technology in PV, VA & O/S markets with strong product pipelineSignificant International opportunityOperational Excellence Program in place to drive margin expansionEmerging GPO presence  Reported Growth  0%  3%  54%  4%  Net Sales   FY20 Net Sales$553M59%Gross Margin  *  FY15  $357M  1%  1%  2%

 UBS 2015 SMID Cap One-on-One Conference  Mark Frost, Executive Vice President & CFOAugust 5, 2015

 Balance Sheet & Cash Flow  $ in millions  May 31, 2015  May 31, 2014  Cash & investments  $20.1  $17.9  Net working capital  $94.7  $85.0  Total assets  $773.6  $798.9  Total debt  $137.7  $142.7  Total stockholder’s equity  $545.0  $536.8  $ in millions, except per share amounts  Year ended May 31, 2015  Year ended May 31, 2014  Cash flow from operations  $26.2  $24.7  CFFO/share  $0.72  $0.70  Free cash flow  $14.3  $13.5  *

 Adjusted Income Statement(a)  $ in millions, except per share amounts  Year ended May 31, 2015  Year ended May 31, 2014  Sales  $357.0  $354.4  Gross margins  50.9%  50.7%  Operating expenses  $141.6  $141.2  Operating income  $40.1  $38.7  Operating margin  11.2%  10.9%  Net income  $21.2  $20.0  EPS  $0.58  $0.56  EBITDA  $57.2  $55.0  Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets.  *